EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77Q1:
  Exhibits
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EXHIBIT A:

Credit Suisse Warburg Pincus Trust II
Registration No.  333-19175
SUB-ITEM 77Q1: Exhibits

(a) Amended By-Laws of Warburg, Pincus Trust II.
Incorporated by reference to Registrant's filing on Form N-1A, Post-effective Amendment No. 6 (Securities
Act File No. 333-19175; Investment Company Act File No.
811-07999), filed May 1, 2001.

Articles of Amendment to the Articles of Incorporation of Warburg, Pincus Trust II.
Incorporated by reference to Registrant's filing on Form N-1A, Post-effective Amendment
No. 6 (Securities Act File No. 333-19175;
Investment Company Act File No. 811-07999), filed May 1, 2001.